UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 30, 2005

R.H. Donnelley Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, North Carolina	27513

(Address of Principal Executive Offices)	(Zip Code)

R.H. Donnelley Inc.*

(Exact Name of Registrant as Specified in Charter)

Delaware	333-59287	36-2467635

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, North Carolina	27513

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(919) 297-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 FR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15(d) as a result of such notes. As of March 29, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 8.01. Other Events.

     R.H. Donnelley Corporation (the “Company”) is filing this Current Report on Form 8-K because the number of unexercisable SARs and the related value of the unexercisable SARs was misstated in prior disclosure. The revised disclosure is set forth below in the revised “Aggregated Option Exercises in Last Year and Year End Option/SAR values” table.

Aggregated Option Exercises in Last Year and Year End Option/SAR Values

     The following table provides information concerning the number and value of (i) option exercises during 2004 and (ii) unexercised stock options and SARs held at December 31, 2004 by the Named Executive Officers.

			Number of Securities		Value of Unexercised
			Underlying Unexercised Options/		In-the-Money Options/
	Shares		SARs at Year-End		SARs at Year-End(1)
	Acquired on
Name	Exercise	Value Realized	Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)
David C. Swanson	40,000	$1,686,400	444,958	719,618	$16,223,333	$14,577,839
Peter J. McDonald	0	0	130,500	334,350	$4,371,265	$6,746,129
Steven M. Blondy	0	0	117,500	246,300	$3,817,238	$5,323,092
George F. Bednarz	17,084	648,300	138,817	123,296	$5,610,784	$2,524,120
Robert J. Bush	12,000	356,400	46,521	115,437	$1,556,475	$2,335,740

(1)	The values shown equal the difference between the exercise price of the unexercised in-the-money options and the closing market price of the Company’s common stock on December 31, 2004 ($59.05). Options are “in-the-money” if the fair market value of the Company’s common stock covered by such option exceeds the exercise price of the option. The closing stock price of the Company’s common stock on March 4, 2005 was $61.45.

(2)	The number of unexercisable options/SARs shown included shares underlying a SARs grant on July 28, 2004. This SARs grant is subject to a price appreciation cap of 100% of the grant price. This price appreciation cap makes the effective number of shares underlying and exercisable with respect to this SARs grant equal to one-half the number of securities underlying the grant. The Value of Unexercisable Options/SARs at year-end has been computed accordingly.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation
	By:	/s/ Robert J. Bush

Name: Robert J. Bush Title: Vice President and General Counsel
R.H. Donnelley Inc.
	By:	/s/ Robert J. Bush

Name: Robert J. Bush Title: Vice President and General Counsel
Date: March 30, 2005

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